                                                                    EXHIBIT 10.8


                           SOFTWARE LICENSE AGREEMENT


         This software License Agreement (the "Agreement") is dated as of March 18, 1999 (the "Agreement Date"), and is by and between SilverStream Software, Inc., a Delaware corporation with its principal offices at One Burlington Woods Drive, Burlington, MA 01803 ("Licensor") and Firepond, Inc., a Minnesota corporation, with Its principal offices at 1983 Premier Drive, Mankato, MN 56001 ("Licensee").

         WHEREAS, Licensor has developed and/or otherwise possesses rights to certain computer software which It refers to as "SilverStream Designer", and

         WHEREAS, Licensee desires to license such software for integration by Licensee in Its products In anticipation of the execution of a mutually agreeable ISBN Business Partner Agreement between Licensor and Licensee (the "ISV Agreement") and Licensor is willing to grant to Licensee a non-exclusive license for such purposes on the terms and conditions set forth herein.

         NOW, THEREFORE, In consideration of these premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.       DEFINITIONS.

         1.1 "LICENSED SOFTWARE" means the SilverStream Designer software described in Exhibit A attached hereto In Source Code Form and In Object Code Form,

         1.2 "OBJECT CODE FORM" means a form of software code resulting from the translation or processing of a computer program In Source Code Form by a computer Into machine language or intermediate code, which thus Is in a form that would not be convenient to human understanding of the program logic, but which Is appropriate for execution or interpretation by a computer.

         1.3 "FIREPOND PRODUCT" means the Firepond Workbench Product described in Exhibit B attached hereto.

         1.4 "SOURCE CODE FORM" Means a form In which a computer program's logic is easily deduced by a human being with skill In the art, such as a printed listing of the program or a form from which a printed listing can be easily generated.

2.       LICENSES

         2.1 Subject to the terms and conditions contained herein, Licensor grants the Licensee, and the Licensee accepts, a worldwide, non-exclusive, nontransferable right and license to use, copy, modify, enhance and prepare derivative works of the Licensed Software in Source Code Form and Object Code Form solely for the purpose of embedding the Licensed Software In the Firepond Product and a worldwide, nonexclusive, nontransferable right and license (with the right to sublicense provided the ISV Agreement is In effect) to distribute the Licensed Software In Object Code Form only. Licensor also grants the Licensee, and the Licensee accepts, a worldwide, nonexclusive, nontransferable right and license (with the right to sublicense provided the ISV Agreement is in effect) to use, copy, modify, enhance, prepare derivative works of and distribute any user manuals and other documentation supplied by the Licensor,

         2.2 Licensee agrees that the Licensed Software will not be sold or priced separately or listed, or otherwise identified, on a price list as being available on a standalone basis.

         2.3 Licensee and its sublicensees and distributors will only distribute the Licensed Software In Object Code Form pursuant to license agreements that provides that the (i) sublicensee shall not disassemble or reverse engineer the Licensed Software included with the Firepond Product, (ii) sublicensee Is notified that portions of the software Included in the Firepond Product have been licensed from Licensor; and (iii) provisions of such license agreement inure to the benefit of Licensor where applicable.

         2.4 In consideration of the licenses granted herein by Licensor, Licensee shall pay to Licensor the fees and royalties. and purchase the update and maintenance services, as provided in the ISV Agreement.

         2.5 Licensee agrees that the Licensed Software and all derivative works thereof shall be used only with the Firepond Product in accordance with the terms of the ISV agreement.

         2.6 Under no circumstances shall Licensee distribute any portion of the Licensed Software In Source Code Form.

3.       DELIVERY OF LICENSED SOFTWARE.

         Licensor shall provide the Licensee with one (1) complete copy of the Licensed Software in Source Code Form upon execution of this Agreement. IN ADDITION, THE LICENSOR SHALL, FOR SO LONG AS THE ISV AGREEMENT IS IN EFFECT AND CONCURRENTLY WITH ANY RELEASE OF A NEW VERSION OF THE LICENSOR'S APPLICATION SERVER SOFTWARE (A "NEW VERSION"), DELIVER AN UPDATED VERSION OF THE LICENSED SOFTWARE WHICH IS FULLY COMPATIBLE



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
WITH THE NEW VERSION AND HAS AT LEAST ALL OF THE FUNCTIONALITY OF THE VERSION OF THE LICENSED SOFTWARE WHICH IS GENERALLY AVAILABLE PRIOR TO THE RELEASE OF SUCH NEW VERSION.

4.       OWNERSHIP OF SOFTWARE

         4.1 LICENSED SOFTWARE. Licensor shall retain all its rights, title and interest in the Licensed Software, except for the license rights granted to License hereunder and under the terms of the ISV Agreement.

         4.2 COPYRIGHT NOTICES. The Licensee shall disclose that portions of the Firepond Product are licensed from SilverStream and are copyrighted by SilverStream

5.       TERM AND TERMINATION.

         5.1 TERM. This Agreement shall commence on the Agreement Date and shall continue until terminated pursuant to Section 5.2; provided however, that this Agreement shall terminate automatically at 5:00 p.m. (Boston time) an Match 31, 1999 if the parties have not entered Into the ISV Agreement on or before such date

         5.2      GROUNDS FOR TERMINATION. This Agreement may be terminated:

                  (a)      By Licensee upon notice to Licensor,

                  (b) By either party in the event the other party materially breaches a Provision of this Agreement and the breaching party falls to cure such breach within thirty (30) days of the receipt of written notice of such breach from the non-breaching party.

         5.3      EFFECTS OF TERMINATION.

                  (a) Upon termination of this Agreement, all rights, obligations and licenses of the parties hereunder shall cease.

                  (b) Immediately after the termination on the grounds of a material breach by the Licensee the Licensee shall have no further right to use, copy, modify, enhance, create derivative works of, or distribute the Licensed Software, provided, however, that Licensee shall continue to have the right to use the Licensed Software for the sale purpose of maintaining and supporting the Licensed Software for its licensees of the Firepond Product and Licensee's end users shall continue to have the right to use the Licensed Software In accordance with the terms of their end user license agreements.

                  (c) The provisions of Sections 6 (Confidentiality), 7 (Warranty and





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
Disclaimer of Warranty), 8 (Infringement Indemnification), 9 (Limitations on Liability), 10 (Compliance with Laws), 11 (Notices), 12 (General Provisions) and this Section 5 shall survive any termination or expiration of this Agreement according to their terms.

                  (d) In the event of the automatic termination of this Agreement as provided in Section 5.1 above, Licensee shall immediately return to Licensor all copies of the Licensed Software and related documentation and destroy all copies of enhancements, and modifications to, and derivative works of, the Licensed Software and certify in writing to the Licensor to that effect.

6.       CONFIDENTIALITY.

         6.1 CONFIDENTIAL INFORMATION. The licensee agrees and acknowledges that in order to facilitate the use of the Licensed Software, Licensor may disclose to licensee certain confidential information which will be identified as such in writing ("Confidential Information"). the Licensed Software in Source Code Form shall be regarded as confidential information of licensor whether or not it is identified in writing as "Confidential."

         6.2 PROTECTION OF PROPRIETARY INFORMATION. In order to protect the confidentiality of the Confidential Information Licensee agrees:

                  (a) Not to disclose or otherwise permit any other person or entity access 10, in any manner, the Confidential Information, or any part thereof In any form whatsoever, except that such disclosure or access shall be permitted to employees and agents of the Licensee requiring access to the Confidential Information In the course of their work for Licensee, and who have signed an agreement or agreements obligating them to maintain the confidentiality of the confidential Information of third parties in the Licensee's possession and assigning to Licensee any of their inventions or developments related to their work for Licensee;

                  (b) To notify Licensor promptly and In writing of the circumstances surrounding any suspected possession, use or knowledge of the Confidential Information or any part thereof at any location or by any person or entity other than those authorized by this Agreement;

                  (c) Not to use the Confidential Information for any purpose other than as explicitly set forth herein; and

                  (d) To provide in writing to Licensor the name of each individual ranted access to the Confidential Information prior to the granting of such access.

         6.3 EXCEPTIONS. Nothing In this Section 6 shall restrict the Licensee with respect to information or data, whether or not identical or similar to that contained in the

Confidential Information, if such information or data: (a) was rightfully possessed by the licensee before it was received from Licensor; (b) is independently developed by the Licensee without reference to Licensor's Confidential Information or data; (c) is subsequently furnished to the Licensee by a third party not under any obligation of confidentiality with respect to such information or data, and without restrictions on use or disclosure; or (d) is or becomes public or available to the general public otherwise than through any act or default of the Licensee. In addition, nothing in this agreement shall prohibit Licensee from using information relating to Ideas, concepts and techniques retained In the memories of individual employees or agents without the aid of any document or other recorded stored Information.

         6.4 INJUNCTIVE RELIEF. Because the unauthorized use, transfer or dissemination of any Confidential Information provided by Licensor to Licensee may diminish substantially the value of such materials and may irreparably harm Licensor, if the Licensee breaches the provisions of this Section 6, Licensor shall, without limiting its other rights or remedies, be entitled to equitable relief, including but not limited to injunctive relief.

7.       WARRANTY AND DISCLAIMER OF WARRANTY.

         THE LICENSED SOFTWARE IS BEING PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND AND LICENSOR HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE LICENSED SOFTWARE INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS ON AND DISCLAIMERS OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES SET FORTH IN THIS AGREEMENT SHALL NOT BE CONSTRUED TO LIMIT OR QUALIFY ANY REPRESENTATIONS, WARRANTIES OR INDEMNITIES ON THE OBJECT CODE FORM OF THE LICENSED SOFTWARE FORTH IN THE ISV AGREEMENT.

8.       INFRINGEMENT: INDEMNIFICATION

         8.1 Except as provided below, Licensor shall defend and Indemnify Licensee from and against any damages, liabilities, Costs and expenses (Including reasonable attorneys' fees) arising out of any claim that the Licensed Software infringes a valid United States patent, copyright or other Intellectual property right of a third party, PROVIDED THAT (ii) Licensee shall have promptly provided Licensor written notice thereof and reasonable cooperation, information, and assistance in connection therewith, and (ii) Licensor shall have sole control and authority with respect to the defense, settlement, or compromise thereof. Should any Licensed Software become or, in Licensor's opinion, be likely to become the subject of an injunction preventing its use as contemplated herein, Licensor may, at its option, (1) procure for the Licensee the right to continue using such Licensed Software, (2) replace or modify such Licensed Software so that It becomes non-infringing, or, if (1) and (2) are not reasonably available to Licensor, then (3) terminate Licensee's license to the allegedly Infringing Licensed Software.

         8.2 Licensor shall have no liability or obligation to Licensee hereunder with respect to any patent, copyright trade secret or other Intellectual property Infringement, misappropriation or claim thereof based upon
(i) use of the Licensed Software by Licensee or its licensees in combination with products or software riot provided by Licensor, or (ii) modifications, alterations or enhancements of the Licensed Software not created by or for Licensor,

         8.3 Except as may otherwise be provided In the ISV Agreement, the foregoing states the entire liability of Licensor with respect to Infringement of patents, copyrights, trade secrets and other Intellectual property rights by the Licensed Software or any part thereof or by Its operation.

9.       LIMITATIONS ON LIABILITY

         9.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY LOSS OF DATA, OR PROFITS OR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE Or THE LICENSED SOFTWARE,

         9.2 Licensee will immediately Inform Licensor as soon as Licensee becomes aware of any threatened or actual liability claim by a third party relating to the Licensed Software,

10.      COMPLIANCE WITH EXPORT LAWS.

         Licensee shall not export, directly or Indirectly, the Licensed Software, or other information or materials provided by Licensor hereunder, to any country for which the United States or any other relevant jurisdiction requires any export license or other governmental approval at the time of export without first obtaining such license or approval.

11.      NOTICES

         Any notice or communication from one party to the other shall be in writing and either personally delivered or sent via facsimile or certified mail, postage prepaid and return receipt requested addressed, to such other party at the address specified below or such other address as either party may from time to time designate in writing to the other party.

                  If to Licensor:         SilverStream Software, Inc.
                                          One Burlington Woods Drive
                                          Burlington, MA 01803
                                          Attn.: President

                  with a copy to:         Hale and Dorr LLP
                                          60 State Street
                                          Boston, MA 02109
                                          Attn.: John H. Chary, Esq.

                  If to the Licensee:     Firepond Inc,
                                          HQ Waltham
                                          Bay Colony Corporate Center IV
                                          1050 Winter Street
                                          Suite 1000
                                          Waltham, MA 02457
                                          Attn.: Klaus P. Besier

                  with a copy to:         Goodwin, Procter and Hoar LLP
                                          Exchange Place
                                          Boston, MA 02109
                                          Attn: John Egan III, P.C.

         No change of address shah be binding upon the other party hereto until written notice thereof Is received by such party at the address show herein. All notices shall be In English and shall be effective upon receipt.

12.      GENERAL PROVISIONS.

         12.1 FORCE MAJEURE. In the event that either party Is prevented from performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the patty invoking this provision, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or Inability to perform due to such occurrence.

         12.2 WAIVER. The waiver by either party of a breach or a default of any provision of this Agreement by the other party shah not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail Itself of any right, power or privilege that it has, or may have hereunder operate as a waiver of any right power or privilege by such party.




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
         12.3 NO AGENCY; INDEPENDENT CONTRACTORS. Nothing contained in this Agreement shall be deemed to Imply at constitute either party as the agent or representative of the other party, or both patties as joint ventures or partners for any purpose.

         12.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its choice of low provisions.

         12.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Exhibits attached hereto constitute (together with the ISV Agreement if one is in effect) the entire agreement between the parties with regard to the subject matter hereof. No waiver, consent modification or change of terms of this Agreement shall bind either party unless in writing signed by both parties, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

         12.6 MISCELLANEOUS. All rights and licenses granted under or pursuant to this Agreement by Licensor to Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights in "intellectual property," as defined in the Code.

         12.7 HEADINGS. Captions and headings contained in this Agreement have been included for ease of reference and convenience and shall not be considered in interpreting or construing this Agreement.

         12.8 COSTS, EXPENSES AND ATTORNEYS' FEES. If either party commences any action or proceeding against the other party to enforce or interpret this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party the actual costs, expenses and reasonable attorneys' fees (including all related costs and expenses), incurred by such prevailing party in connection with such action or proceeding and in connection with obtaining and enforcing any judgment or order thereby obtained.

         IN WITNESS WHEREOF, the parties, have caused this Agreement to be executed by their duly authorized representatives.



SILVERSTREAM SOFTWARE, INC.                    FIREPOND, INC.


By: /s/ John H.  Chary                         By: /s/ Thomas F. Carretta
    ----------------------------------             -----------------------------
    Name: John H. Chary                            Name: Thomas F. Carretta
    Title: Director, Channel Sales                 Title: Secretary
    Date:  3/31/99                                 Date:  3/31/99

                                    EXHIBIT A

                                LICENSED SOFTWARE

         This Exhibit A is incorporated in its entirety as part of this Software License Agreement between Licensor and Licensee.

LICENSED SOFTWARE:

         [ *  *  * ]

         Packages that begin with the following files;

         [ *  *  * ]


[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                                FIREPOND PRODUCT


         This Exhibit B is incorporated in its entirety as part of this Software License Agreement between Licensor and Licensee.

BUSINESS PARTNER AGREEMENT


Partner                              FirePond, Inc.
Partner Address:                     1983 Premier Drive
                                     Mankato, MN 56001
Incorporated in the State of:        Minnesota
Telephone:                           800-772-8110                  781-530-3740
Fax:
                                     e-Mail:                       URL:

This Agreement and the Exhibits which form part of it set forth the terms applicable to you as a SilverStream Business Partner. By signing this Agreement Partner agrees to the General Terms and the Exhibits applicable to each category selected below.

Partner Category:

              [X]      SilverStream Independent Software Vendor (ISV) Partner




This Agreement takes effect as of the last date written below.


SILVERSTREAM SOFTWARE, INC.                    PARTNER              FIREPOND, INC.


Signature           /s/ John H. Chary          Signature            /s/ Thomas F. Carretta
                    -----------------------                         ----------------------
Name (please print) John H.  Chary             Name (please print)  Thomas F. Carretta
Title               Director, Channel Sales    Title                Secretary
Date                3/31/99                    Date                 3/31/99


       SilverStream Software, Inc. One Burlington Woods Drive, Burlington,
                                 MA 01803, USA.
                     Tel (781) 238 5400, Fax (781) 238 5499






Confidential                                                               1998

1.       APPOINTMENT

SilverStream appoints Partner as a non-exclusive member of the SilverStream Business Partner Program in the Territory for the category(s) selected (individually a "Category") on the face page of this Agreement. SilverStream and Partner acknowledge their respective benefits and obligations as outlined in the Exhibits attached hereto. SilverStream may in all Categories (but not in the ISV Category) from time to time change the terms and conditions as outlined in Exhibits by giving the Partner 30 days notice. Partner represents that it meets or will meet within 60 days of the date hereof the program requirements specified in Exhibit B and agrees to maintain such qualification during the period of this Agreement.

2.       TERM

This Agreement shall be for an initial term of One (1) years ("Initial Term") commencing on the date hereof and this Agreement shall automatically renew for FOUR subsequent one (1) year periods unless terminated as elsewhere herein provided.

3.       GRANT OF LICENSES

3.1 Subject to the terms and conditions of the Agreement, SilverStream hereby grants to the Partner, and the hereby accepts, the license set forth in Exhibit A for the Products as designated in Exhibit A. To the extent permitted herein, the distribution of any Product by Partner AND ITS DISTRIBUTORS, RESELLERS AND PARTNERS shall be subject to the terms and conditions of SilverStream's shrink-wrap sublicense agreements under which each end user sublicensee agrees: (i) to operate and process the Product for its own business purposes only, without the rights to further sublicense; (ii) not to copy or reproduce the Product, in whole or in part, except as permitted in writing; (iii) not to modify, adapt, translate, decompile, disassemble or reverse engineer (except to the extent SilverStream is required by applicable law to allow you to reverse engineer the software) the Product in any manner, and (iv) that the sublicense agreement inures to the benefit of SilverStream, and that SilverStream may directly enforce the terms of the sublicense agreement in order to protect its interest in the Products.

3.2 EXCEPT AS PROVIDED IN A CERTAIN SOFTWARE LICENSE AGREEMENT DATED THE DATE HEREOF (THE "SOURCE CODE AGREEMENT") NEITHER Partner nor any persons or entities who directly or indirectly purchase or license Products from or who have the Products marked to them by, the Partner in accordance with this Agreement ("Customers") shall have any right to create derivative works of the Products.

3.3 Title to and ownership of the Products, including all patents, copyrights and property rights applicable thereto, shall at all times remain solely and exclusively with SilverStream or its licensors, and neither the Partner nor any Customer shall take any action inconsistent with such title and ownership.

3.4 SilverStream, may at its option, make available to Partner certain software, media and/or related documentation for products or versions of products not generally commercially available ("Pre-released SOFTWARE"). Partner agrees to use Pre-released Software for testing and evaluation purposes only, and to treat Pre-released Software as Confidential Information and trade secrets subject to the provisions of this Agreement. Partner agrees to abide by the terms of the shrink-wrap license associated with such Pre-released Software.



Confidential                                                               1998

4.       PRICES, PAYMENT AND AUDIT

4.1 Partner agrees to pay the "Partner Price" as a license fee for each Product ordered hereunder. The Partner Price shall equal SilverStream's suggested MSRP ("Base Price") for Products ordered, less the applicable discount (the "Discount"), set forth in the North American Price List ("Price List") in Exhibit C. All Base Prices and Partner Prices are in U.S. Dollars and F.O.B. SilverStream's point of shipment. All payments from Partner to SilverStream shall be made in U.S. Dollars. Payments from Canadian Partners may be made in Canadian Dollars if the SilverStream invoice to the Partner is prepared by SilverStream in Canadian Dollars.

4.2 SilverStream in its sole discretion, shall have the right from time to time, to change the Base Prices and Discounts and/or add or delete products to or from the Price List by giving 30 days' prior written notice to the Partner. Orders accepted by SilverStream prior to the effective date of any such change and scheduled for delivery within 30 days following receipt by SilverStream shall be processed at the lower of (i) the Base Prices and/or Partner Prices in effect on the date of acceptance of the order or (ii) the Base Prices and/or Partner Prices in effect on the scheduled shipment date.

4.3 The payment terms for Product ordered shall be net thirty (30) days and if Partner fails to pay any amounts when due, the Partner shall pay SilverStream a late payment charge equal to 1.5% per month or if lesser the maximum amount permitted by law. SilverStream reserves the right to require full or partial payment in advance, or to revoke any credit previously extended, if, in SilverStream's judgment, the Partner's financial condition does not warrant proceeding on the terms specified.

4.4 SILVERSTREAM SHALL HAVE THE RIGHT, SUBJECT TO REASONABLE ADVANCE NOTICE, AND NO MORE OFTEN THAN ONCE PER CALENDAR YEAR, TO HAVE AN INDEPENDENT AUDITOR OF NATIONALLY RECOGNIZED STANDING ACCEPTABLE TO PARTNER (WHICH ACCEPTANCE MAY BE CONDITIONED UPON APPROPRIATE UNDERTAKINGS REGARDING CONFIDENTIALITY BUT SHALL NOT IN ANY EVENT BE UNREASONABLY WITHHELD) inspect such books and records of Partner, at Partner's principal place of business, as are necessary to verify the reports provided by Partner to SilverStream. Any such audit shall be at the expense of SilverStream, unless such audit discloses an underpayment by the Partner in excess of TEN PERCENT (10%) IN ANY THREE-MONTH PERIOD, IN WHICH CASE PARTNER shall reimburse SilverStream for such expenses. Any underpayment by Partner shall be promptly paid to SilverStream together with interest as provided in this Section.

5.       TAXES AND IMPORT DUTIES

Base Prices and Partner Prices are exclusive of all federal, state, municipal, excise, sales, use, value added, property and other similar taxes and import duties, now in force or enacted in the future by any community of nations or any nation or political subdivision, all of which shall be paid by the Partner, except for such taxes as are imposed on SilverStream's income, which shall be paid by SilverStream. The Partner is responsible for obtaining and providing to SilverStream any certificate of exemption or similar document required to exempt any sale from sales, use or similar tax liability.

6.       MASTER DISKS AND AUTHORIZED LICENSE CODES

Master Disks and authorized license codes. Partner is authorized to distribute Application Deployment Servers and is authorized to make Evaluation Copies and Demonstration Copies of the Software and copies of the Software to be licensed as Application Deployment Servers from the Master Disks ("Master Disks") and authorized license codes that SilverStream will make available to Partner. Partner may make a reasonable number of Evaluation and Demonstration copies that may be distributed without Royalties provided that the Partner receives no revenue associated with the Evaluation and Demonstration Copies and Evaluation and Demonstration Copies contains a license code, as provided by SilverStream, that causes the Software to cease functioning 60 days after installation.

Partner must maintain adequate security over Master Disks and authorized license codes and shall allow only a limited number of employees to make copies from Master Disks. Partner shall fully account for all copies of the Software. Partner shall not modify or alter and proprietary rights notices contained within the Software. Partner is strictly prohibited from providing access or transferring the Master Disks or license codes to any third party.




Confidential                                                               1998

7.       OBLIGATIONS OF THE PARTNER

Partner shall undertake all obligations set forth as Program Requirements on Exhibit B.

8.       WARRANTIES

SILVERSTREAM DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE PRODUCTS, INCLUDING WITHOUT LIMITATION ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. SILVERSTREAM'S LIABILITY FOR DAMAGES TO THE PARTNER FOR ANY CAUSE WHATSOEVER REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION, SHALL NOT EXCEED THE AGGREGATE PAID FOR PRODUCTS UNDER THIS AGREEMENT. EXCEPT FOR LIABILITY FOR DAMAGES ARISING UNDER SECTIONS 3, 4, AND/OR 11.1 FOR WHICH NOT LIMITATION SHALL APPLY, PARTNER'S LIABILITY FOR DAMAGES TO SILVERSTREAM FOR ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION, SHALL NOT EXCEED AN AMOUNT EQUAL TO THE AGGREGATE PAID BY PARTNER FOR PRODUCTS UNDER THIS AGREEMENT. EXCEPT FOR PARTNER'S LIABILITY FOR DAMAGES TO SILVERSTREAM ARISING UNDER SECTIONS 3 OR 11.1, NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS OF DATA, PROFITS OR USE OF THE PRODUCTS, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL LOSS DAMAGES ARISING HEREUNDER EVEN IF SILVERSTREAM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL SILVERSTREAM BE LIABLE TO CUSTOMERS OR OTHER THIRD PARTIES NOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO:
(i) DAMAGES CAUSED BY THE PARTNER'S FAILURE TO PERFORM COVENANTS AND RESPONSIBILITIES, BY REASON OF SILVERSTREAM'S NEGLIGENCE OR OTHERWISE; (ii) DAMAGES CAUSED BY REPAIRS OR MODIFICATIONS DONE WITHOUT SILVERSTREAM'S WRITTEN APPROVAL; OR (iii) LOSS OF DATA, OR PROFITS OR USE OF THE PRODUCTS OR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL LOSS DAMAGES IN CONNECTION WITH THE USE OR PERFORMANCE OF THE PRODUCTS. THE PARTNER SHALL INDEMNIFY SILVERSTREAM AGAINST ALL SUCH CLAIMS ASSERTED BY ITS CUSTOMERS OR OTHER THIRD PARTIES AGAINST SILVERSTREAM.

Indemnification by the Partner. To the extent a claim or action is brought against SilverStream based on or related to the Partner's failure to observe or perform its obligations under this Agreement, including its obligation to notify customers of limitation and disclaimers of warranties and liabilities, the Partner shall defend and hold SilverStream harmless from and against any and all damages, costs and expenses, including reasonable attorney's fees, suffered by or awarded against SilverStream.

9.       PATENTS AND TRADEMARKS

9.1 INFRINGEMENT INDEMNIFICATION BY SILVERSTREAM. IN THE EVENT OF ANY ACTION OR CLAIM ALLEGING THAT THE PRODUCTS INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY, SILVERSTREAM SHALL INDEMNIFY, DEFEND AND HOLD THE PARTNER HARMLESS FROM ALL CLAIMS, LIABILITIES, DAMAGES, EXPENSES, JUDGEMENTS AND LOSSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING FROM SUCH ACTION OR CLAIM AT ITS EXPENSE AND PAY ALL COSTS AND DAMAGES FINALLY AWARDED IN SUCH ACTION OR SETTLEMENT WHICH ARE ATTRIBUTABLE TO SUCH CLAIM. SilverStream MAY ASSUME sole control of the defense of any such action and all negotiations for its settlement or compromise. The Partner shall cooperate fully with SilverStream in the defense, settlement or compromise of any such action. In the event that a final injunction is obtained against the Partner's use of the Product by reason of infringement of a valid patent, copyright, trade secret or other intellectual property right, or if in the REASONABLE opinion of SilverStream the Product is likely to become the subject of a successful claim of such infringement, SilverStream shall, at its option and expense, (i) procure for the Partner and its Customers the right to continue using the Product, (ii) replace or modify the Product so that it becomes non-infringing so long as its functionality is essentially unchanged, or (iii) if neither (i) and (ii) are reasonably available to SilverStream, terminate the license for the Products AND REFUND ALL LICENSE FEES PAID TO SILVERSTREAM



Confidential                                                               1998

         HEREUNDER.

9.2 Notwithstanding the foregoing, SilverStream shall have no liability to the Partner to the extent that any infringement or claim thereof is based upon (i) use of any Product in combination with equipment or software not supplied by SilverStream where the Product would not itself be infringing, (ii)compliance with designs, specifications or instructions of the Partner or any of its Customers, (iii) use of any Product in any application or environment for which its was not designed or contemplated hereunder, (iv) modifications of the Products by anyone other than SilverStream, or (v) any claims or infringement of any patent, copyright or trade secret in which the Partner or any affiliate of the Partner has an interest or license.

9.3 THE FOREGOING INDEMNIFICATION PROVISIONS STATE THE ENTIRE LIABILITY OF SILVERSTREAM WITH RESPECT TO INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS, TRADE SECRETS AND OTHER INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS BY THE PRODUCTS.

9.4 INFRINGEMENT, INDEMNIFICATION BY THE PARTNER. THE PARTNER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SILVERSTREAM AGAINST ALL CLAIMS, LIABILITIES, DAMAGES, EXPENSES, JUDGMENTS AND LOSSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET, TRADEMARK OR OTHER INTELLECTUAL PROPERTY OR PROPRIETARY RIGHT AS A RESULT OF COMPLIANCE BY SILVERSTREAM WITH THE DESIGNS, SPECIFICATIONS OR INSTRUCTIONS OF THE PARTNER OR ANY OF ITS CUSTOMERS.

9.5 OWNERSHIP OF PATENTS AND TRADEMARKS. ALL PATIENTS, TRADEMARKS, TRADE NAMES, COPYRIGHTS, DOMAIN NAMES AND DESIGNS IN RELATION TO THE PRODUCTS AND THE LITERATURE SUPPLIED IN CONNECTION THEREWITH SHALL BE AND REMAIN THE PROPERTY OF SILVERSTREAM, OR THE OWNER OF SUCH AS APPLICABLE AND NO RIGHTS TO DUPLICATE SUCH PROPERTY SHALL ACCRUE TO THE PARTNER UNLESS EXPRESSLY PROVIDED HEREIN OR UNLESS WRITTEN PERMISSION IS GRANTED BY SILVERSTREAM.

9.6 USE OF SILVERSTREAM'S TRADE NAMES AND TRADEMARKS. THE PARTNER AGREES AS FOLLOWS WITH RESPECT TO ANY MARKINGS, COLORS, LOGOS OR OTHER INSIGNIA WHICH ARE CONTAINED ON OR IN OR AFFIXED TO PRODUCTS AT THE TIME OR SHIPMENT (COLLECTIVELY, WITH ANY DOMAIN NAME INCLUDING THE WORD SILVERSTREAM, THE "SILVERSTREAM MARKS").

         9.6.1 SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, SILVERSTREAM HEREBY GRANTS TO PARTNERS DURING THE TERM OF THIS AGREEMENT A NON-ASSIGNABLE AND NON-TRANSFERABLE RIGHT AND LICENSE TO USE THE SILVERSTREAM MARKS IN THE CONDUCT OF ITS BUSINESS IN A STYLE AND MANNER APPROVED BY SILVERSTREAM IN WRITING PRIOR TO SUCH USE. PARTNER MAY, IN ADVERTISING, PROMOTIONAL MATERIALS, LETTERHEADS, INVOICES, AND OTHER APPROPRIATE DOCUMENTS, DESCRIBE ITSELF AS AN "AUTHORIZED PARTNER FOR SILVERSTREAM SOFTWARE PRODUCTS." PARTNER SHALL FORWARD TO SILVERSTREAM FOR ITS PROMPT REVIEW AND APPROVAL ANY AND ALL FORMS OF PROPOSED ADVERTISING OR PROMOTIONAL MATERIALS OF PARTNER WHICH INCLUDE A SILVERSTREAM MARK.

         9.6.2 PARTNER AGREES IT IS NOT AUTHORIZED UNDER THIS AGREEMENT TO USE ANY SILVERSTREAM MARKS IN CONNECTION WITH ANY BUSINESS CONDUCTED BY THE PARTNER OTHER THAN THE BUSINESS OF RESELLING PRODUCTS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

         9.6.3 PARTNER WILL NOT, DURING OR AFTER THE TERM OF THIS AGREEMENT, CLAIM ANY OWNERSHIP OR SIMILAR INTEREST IN ANY OF THE SILVERSTREAM MARKS.

         9.6.4 NOTHING HEREIN SHALL GIVE PARTNER ANY RIGHT, TITLE, OR INTEREST IN THE SILVERSTREAM MARKS EXCEPT THE RIGHT TO USE THE NAME DURING THE TERM OF THIS AGREEMENT AND IN ACCORDANCE WITH ITS TERMS. ANY USE OF THE SILVERSTREAM MARKS BY OR WITH THE AUTHORITY OF PARTNER SHALL INURE TO THE BENEFIT OF SILVERSTREAM.

         9.6.5 PARTNER AGREES IT SHALL NOT, AND IT SHALL NOT CAUSE OR ASSIST ANY THIRD PARTY TO, REGISTER OR ATTEMPT TO REGISTER, IN ITS OWN NAME OR OTHERWISE, ANY OF THE SILVERSTREAM MARKS OR ANY OTHER TRADEMARKS, SERVICE MARKS, OR SLOGANS OWNED BY OR ASSOCIATED WITH SILVERSTREAM OR ANY DERIVATIVE OF ANY OF THESE. IN THE EVENT THAT PARTNER SECURES OR HAS SECURED IN ANY JURISDICTION ANY RIGHTS TO ANY OF THE SILVERSTREAM MARKS OR ANY OF SUCH OTHER MARKS OR SLOGANS WHICH ARE PRIOR TO OR GREATER THAN THE RIGHTS OWNED BY SILVERSTREAM, THEN PARTNER SHALL IMMEDIATELY



Confidential                                                               1998

                  NOTIFY SILVERSTREAM OF SAME AND, UPON WRITTEN REQUEST FROM SILVERSTREAM, HEREBY ASSIGNS ALL PARTNER'S RIGHT, TITLE AND INTEREST THEREIN TO SILVERSTREAM (OR ITS DESIGNEE).

         9.6.6 PARTNER AGREES TO NOTIFY SILVERSTREAM IN WRITING OF ANY APPARENT INFRINGEMENT OF ANY OF THE SILVERSTREAM MARKS WHICH COMES TO THE ATTENTION OF PARTNER.

         9.6.7 UPON TERMINATION OF THIS AGREEMENT FOR ANY REASON, ALL RIGHTS AND LICENSES GRANTED TO PARTNER HEREUNDER SHALL TERMINATE AND REVERT IMMEDIATELY TO SILVERSTREAM AND PARTNER SHALL IMMEDIATELY CEASE USING THE SILVERSTREAM MARKS.

         9.6.8 PARTNER ACKNOWLEDGES AND AGREES THAT THE SILVERSTREAM MARKS HAVE A UNIQUE CHARACTER GIVING THEM A PECULIAR VALUE, THE LOSS OF WHICH CANNOT REASONABLY OR ADEQUATELY BE COMPENSATED FOR BY MONETARY DAMAGES, AND THAT THE VIOLATION BY PARTNER OF THE PROVISIONS HEREOF CONCERNING THE SAME OR OF SILVERSTREAM'S RIGHTS THEREIN ARE LIKELY TO CAUSE SILVERSTREAM IRREPARABLE DAMAGES AND INJURY. PARTNER HEREBY EXPRESSLY AGREES THAT SILVERSTREAM WILL BE ENTITLED TO EQUITABLE RELIEF TO PREVENT OR CURE ANY VIOLATION OR INFRINGEMENT OR THREATENED VIOLATION OR INFRINGEMENT OF SILVERSTREAM'S RIGHTS IN THE SILVERSTREAM MARKS.

10.      TERMINATION, DEFAULT AND REMEDIES

         10.1 AFTER THE INITIAL TERM AND FOR THE NEXT FOUR ANNUAL RENEWALS THIS AGREEMENT MAY BE TERMINATED BY THE PARTNER, WITHOUT CAUSE, UPON WRITTEN NOTICE TO SILVERSTREAM GIVING 90 DAYS NOTICE, AT ANY TIME DURING THE TERM OF THIS AGREEMENT.

         10.2 AFTER THE INITIAL TERM, AND THE FOUR ANNUAL RENEWALS THIS AGREEMENT MAY BE TERMINATED BY EITHER PARTY, WITHOUT CAUSE, UPON WRITTEN NOTICE TO THE OTHER PARTY GIVING 90 DAYS.

         10.3 UPON THE OCCURRENCE OF ANY OF THE FOLLOWING ACTS OR EVENTS ("EVENTS OF DEFAULT"), THE PARTNER SHALL BE IN DEFAULT AND BREACH OF THIS AGREEMENT.

         10.3.1 WHERE APPLICABLE, THE FAILURE TO MEET THE FINANCIAL REQUIREMENTS AS SET FORTH ON EXHIBIT B WHICH IS NOT CURED WITHIN THIRTY (30) DAYS AFTER WRITTEN NOTICE THEREOF FROM SILVERSTREAM.

         10.3.2 FAILURE TO MAKE ANY MATERIAL PAYMENT WHEN DUE HEREUNDER WHICH FAILURE REMAINS UNCURED FOR THIRTY DAYS (30) DAYS AFTER NOTICE THEREOF FROM SILVERSTREAM.

         10.3.3 FAILURE TO COMPLY WITH THE MATERIAL TERMS HEREOF OR TO PERFORM IN ALL MATERIAL RESPECTS ANY OF ITS COVENANTS, OBLIGATIONS OR RESPONSIBILITIES UNDER THIS AGREEMENT WHICH FAILURE REMAINS UNCURED FOR THIRTY (30) DAYS AFTER NOTICE THEREOF FROM SILVERSTREAM.

         10.3.4 DISSOLUTION, TERMINATION OF EXISTENCE, LIQUIDATION, INSOLVENCY OR BUSINESS FAILURE OF THE PARTNER OR THE INSTITUTION OF ANY BANKRUPTCY PROCEEDING AGAINST OR BY THE PARTNER, OR THE APPOINTMENT OF A CUSTODIAN OR RECEIVER FOR THE PARTNER OR ANY PART OF ITS PROPERTY IF SUCH BANKRUPTCY PROCEEDING OR APPOINTMENT IS NOT TERMINATED OR DISMISSED WITHIN THIRTY (30) DAYS.

10.3 UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, SILVERSTREAM, IN ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO (i) IMMEDIATELY TERMINATE, BY WRITTEN NOTICE, THIS AGREEMENT AND/OR ANY SOFTWARE LICENSE GRANTED TO THE PARTNER, (ii) CANCEL ANY OR ALL UNFILLED ORDERS FOR PRODUCTS SUBMITTED BY THE PARTNER, AND (iii) EXERCISE ANY OTHER REMEDY WHICH MAY BE AVAILABLE AT LAW OR IN EQUITY.

10.4 Upon the termination of this Agreement, the Partner shall (i) cease immediately from acting as a Partner of SilverStream and abstain from making further distributions of Products, (ii) pay to SilverStream, in full within 30 days of such termination, all amounts owed to SilverStream, (iii) cooperate with SilverStream in completing all outstanding obligations to Customers, and (iv) cease making use of any printed material, trademarks, trade name or domain name identified with SilverStream without the express written consent of SilverStream. The provisions set forth in Sections 8, 9.6.7, 9.6.8, 10 and 11 shall survive the termination of this Agreement.

         10.4 Silver stream shall have no liability to the Partners for damages of any kind, including indirect, incidental or consequential damages, on account of the termination or expiration of this Agreement IN ACCORDANCE WITH ITS TERMS. Without limiting the generality of the foregoing, SilverStream shall not be liable to the Partner for reimbursement or damages for the loss of



Confidential                                                               1998
                  goodwill, prospective profits or anticipated sales, or on account of any expenditures, investment, leases or commitments made by the Partner or for any other reason whatsoever based upon, or growing out of, such termination or expiration.

10.5 THE REJECTION OF THIS AGREEMENT OR THE LICENSE OF THE PRODUCT GRANTED HEREUNDER PURSUANT TO SECTION 365 OF THE UNITED STATES BANKRUPTCY CODE (THE "CODE") BY SILVERSTREAM OR A TRUSTEE IN A BANKRUPTCY PROCEEDING UNDER THE CODE CONSTITUTES A MATERIAL BREACH OF THIS AGREEMENT AND ENTITLES PARTNER, AT ITS OPTION, TO TERMINATE THIS AGREEMENT AND THE LICENSE OF THE PRODUCT GRANT HEREUNDER UPON WRITTEN NOTICE.

11.      GENERAL

11.1 Proprietary Information. No proprietary information disclosed by either party to the other in connection with this Agreement shall be disclosed to any person or entity other than the recipient party's employees or agents directly involved with the recipient party's use of such information (in accordance with the terms hereof) who are bound by written agreement to protect the confidentiality of such information, and such information shall otherwise be protected by the recipient party from disclosure to others. Information will not be subject to this provision if it is or becomes a matter of public knowledge without the fault of the recipient party, if it was a matter of written record in the recipient party's files prior to disclosure to it by the other party, if it was or is received by the recipient party from a third person under circumstances permitting ITS DISCLOSURE BY THE RECIPIENT PARTY OR IF IT IS INDEPENDENTLY developed by the recipient party. Upon termination of this Agreement, each party shall promptly deliver to the other all proprietary information of the other party in the possession or control of such party and all copies thereof. The obligations under this Section shall continue for a period of five (5) years after the termination of the Agreement.

11.2 ALL RIGHTS AND LICENSES GRANTED UNDER OR PURSUANT TO THIS AGREEMENT BY SILVERSTREAM TO PARTNER (INCLUDING THE LICENSE OF THE PRODUCT GRANTED HEREUNDER) ARE, AND SHALL OTHERWISE BE DEEMED TO BE, FOR PURPOSES OF
         SECTION 365(n) OF THE CODE, LICENSES TO RIGHT IN "INTELLECTUAL PROPERTY, " AS DEFINED UNDER THE CODE. THE PARTIES HERETO FURTHER AGREE THAT IN THE EVENT OF THE COMMENCEMENT OF BANKRUPTCY PROCEEDINGS BY OR AGAINST SILVERSTREAM UNDER THE CODE, PARTNER SHALL BE ENTITLED, AT ITS OPTION, TO RETAIN ALL OF ITS RIGHTS UNDER THIS AGREEMENT (INCLUDING THE LICENSE OF THE PRODUCT GRANTED HEREUNDER) PURSUANT TO CODE SECTION 35(n).

11.3 Force Majeure. In the event that either party fails to perform any of its obligations under this Agreement due to any act of God, fire, casualty, flood, war, strike, lock out, failure of public utilities, injunction or any act, exercise, intervention of governmental authority, epidemic, insurrection, or any other cause beyond the reasonable control of the party invoking this provision, then, except for Partner's obligation to make payments to SilverStream hereunder, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

11.4 COMPLIANCE WITH U.S. GOVERNMENT REGULATIONS. THE PARTIES AGREE TO COMPLY WITH ALL U.S. STATE AND FEDERAL LAWS, REGULATIONS OR ORDERS PERTAINING TO THE FULFILLMENT OF THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO EXPORT CONTROL LAWS, ANTI-BOYCOTT LAWS, AND THE FOREIGN CORRUPT PRACTICES ACT, WHICH PROHIBITS CERTAIN PAYMENTS TO PARTIES WHO ARE NOT THE PARTNER.

11.5 APPLICABLE LAW AND JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

11.6 RELATIONSHIP OF THE PARTIES. THE PARTNER ACKNOWLEDGES THAT BOTH PARTIES HERETO ARE, INDEPENDENT CONTRACTORS AND THAT THE PARTNER WILL, ON ITS OWN BEHALF, SOLICIT ORDERS FOR PRODUCTS ONLY AS AN INDEPENDENT CONTRACTOR. THE PARTNER SHALL NOT REPRESENT ITSELF AS A PARTNER, JOINT VENTURE, AGENT, EMPLOYEE OR GENERAL REPRESENTATIVE OF SILVERSTREAM. THE PARTNER ACKNOWLEDGES THAT IT SHALL HAVE NO RIGHT, POWER OR AUTHORITY TO IN ANY WAY OBLIGATE SILVERSTREAM TO ANY CONTRACT OR OTHER OBLIGATION.

11.7 ENTIRE AGREEMENT. THIS AGREEMENT (TOGETHER WITH THE SOURCE CODE AGREEMENT AND THE ESCROW AGREEMENT) CONSTITUTES THE ENTIRE AGREEMENT BETWEEN SILVERSTREAM AND THE PARTNER WITH RESPECT TO THE




Confidential                                                               1998

         SUBJECT MATTER HEREOF AND SHALL NOT BE AMENDED, ALTERED OR CHANGED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE PARTIES HERETO.

11.8 WAIVERS. NO DELAY OR OMISSION ON THE PART OF EITHER PARTY TO THIS AGREEMENT IN REQUIRING PERFORMANCE BY THE OTHER PARTY OR IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF ANY PROVISION HEREOF OR OF ANY RIGHT OR RIGHTS HEREUNDER; AND THE WAIVER, OMISSION OR DELAY IN REQUIRING PERFORMANCE OR EXERCISING ANY RIGHT HEREUNDER ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF SUCH PERFORMANCE OR RIGHT, OR OF ANY RIGHT OR REMEDY UNDER THIS AGREEMENT, ON ANY FUTURE OCCASION.

11.9 NOTICES. FOR PURPOSES OF THIS AGREEMENT, AND FOR ALL NOTICES AND CORRESPONDENCE HEREUNDER, THE ADDRESSES OF THE RESPECTIVE PARTIES HAVE BEEN SET OUT AT THE BEGINNING OF THIS AGREEMENT, AND NO CHANGE OF ADDRESS SHALL BE BINDING UPON THE OTHER PARTY UNTIL WRITTEN NOTICE THEREOF IS RECEIVED BY SUCH PARTY AT THE ADDRESS SHOWN HEREIN. ALL NOTICES SHALL BE EFFECTIVE UPON RECEIPT IF DELIVERED BY COURIER SERVICE AND FIVE DAYS AFTER MAILING IF SENT BY REGISTERED MAIL.

11.10 SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT SHALL FOR ANY REASON BE HELD ILLEGAL OR UNENFORCEABLE, SUCH PROVISION SHALL BE DEEMED SEPARABLE FROM THE REMAINING PROVISIONS OF THIS AGREEMENT AND SHALL IN NO WAY AFFECT OR IMPAIR THE VALIDITY OR ENFORCEABILITY OF THE REMAINING PROVISIONS OF THIS AGREEMENT.

11.11 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL BUT ALL OF WHICH SHALL CONSTITUTE ONE AND THE SAME INSTRUMENTS.

11.12 ESCROW. SILVERSTREAM AND FIREPOND AGREE TO ESTABLISH AN ESCROW ACCOUNT FOR ALL SOFTWARE AND DOCUMENTATION WITH DATA SECURITIES INTERNATIONAL ("DSI") WITHIN FOURTEEN (14) DAYS AFTER THE EXECUTION DATE OF THE ISV BUSINESS PARTNER AGREEMENT. THE ESCROW AGREEMENT SHALL BE SUBSTANTIALLY IN THE FORM OF THE ATTACHMENT X ATTACHED HERETO.



Confidential                                                               1998

--------------------------------------------------------------------------------
RSA A $[ * * * ] prepaid RSA license fee is due upon execution of the license. This advance royalty will be forwarded to RSA in full to the benefit of the ISV partner. Additional royalties, based on reports submitted by the ISV partner, will be made, to the benefit of the ISV partner by RSA by SilverStream according to the terms of the SilverStream/RSA licensing agreement. Should the license agreement between RSA and SilverStream be terminated, the ISV partner has three months to negotiate a license agreement directly with RSA for redistribution of RSA components. The balance of any prepaid license fees will be continued under such a license agreement. The ISV partner may continue to redistribute the RSA licensed components within the SilverStream Application Server during this three-month period.

                           SilverStream shall report RSA license fee based on the net sales price by applying a percentage of net sales price of [ * * * ]% and a per copy/unit minimum of $[ * * * ]. All prepaid amounts may be offset against license fees accrued at a rate of [***] ($[ * * * ]) for each ($[ * * * ]) of license fees accrued until prepayments are exhausted.

--------------------------------------------------------------------------------
Advance Royalty            A NON-REFUNDABLE ADVANCE ROYALTY OF $[***] PAYABLE IN
                           THREE (3) INSTALLMENTS OF $[***] EACH SHALL BE DUE
                           (i) UPON THE EXECUTION OF THIS AGREEMENT, (ii) THIRTY
                           (30) DAYS AFTER THE DATE OF THIS AGREEMENT, AND (iii)
                           SIXTY (60) DAYS AFTER THE DATE OF THIS AGREEMENT.
                           ADVANCE ROYALTY SHALL BE OFF SET AGAINST ACTUAL
                           ROYALTY REPORTED PURSUANT TO THE PRICE LIST ON
                           SCHEDULE C AND THE TERMS OF THIS AGREEMENT.

--------------------------------------------------------------------------------
Reporting                  ISV Partner must report to SilverStream all monthly
                           revenue from the Bundled Product within 14 days of the end of each such month. Reports must be completed on a template to be provided from time to time by SilverStream which shall include, but not be limited to, the following:

                           1) the total number of copies/units of each of the Bundled Products' licensed or distributed by ISV Partner during the month,

                           2) the total license fees accrued,

                           3) the sales location (by zip code in the US and by country for all international sales) for all copies/units licensed or distributed during the month.

--------------------------------------------------------------------------------
Update Assurance           ISV PARTNER MUST PURCHASE ANNUAL UPDATE ASSURANCE @
                           15% OF THE MOST-RECENT PRE-PAID ROYALTY AMOUNT,
                           PAYABLE ON SAME SCHEDULE AS ADVANCED ROYALTIES ABOVE.
--------------------------------------------------------------------------------
Payments                   Royalties are to be calculated as per the attached
                           price list. All royalty payments are due within 30 days at the end of each month. All payments are to be made in US dollars and must be made by wire transfer or a check drawn on a US bank. ISV Partner is responsible for all credit and collections from ISV customers. Nonpayment to ISV Partner by its customer does not affect payments to SilverStream.

--------------------------------------------------------------------------------
Technical Support          ISV partner must maintain a SilverStream Level 2
                           support contract during the life of the Agreement.

--------------------------------------------------------------------------------
Use of SilverStream Marks  Notwithstanding the provision of section 9 to the contrary, the SilverStream Marks that may be used by the ISV Partners are limited to the ISV log kit provided by SilverStream. The SilverStream ISV logo must be displayed on all Bundled Product packaging, documentation, marketing literature and advertising.




Confidential                                                               1998


[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Bundled Product The Bundled Product is defined as the SilverStream Application Server embedded with the following ISV products and for the applications listed below:


                           The Bundled Product shall be deemed to include any enhancements, thereto and new versions, thereof.

--------------------------------------------------------------------------------
Native Drivers SilverStream will supply native database drivers as available. No third party drivers are included with this license.




                           SILVERSTREAM SOFTWARE, INC.
                   LICENSE AGREEMENT FOR SILVERSTREAM PRODUCTS

--------------------------------------------------------------------------------
SilverStream Products

Single Developer Pack: Includes 1 SilverStream Server and Designer Software and 1 Sybase SQL Anywhere Server Software licensed for use, on a stand alone basis, all of one Computer. Group Developer Packs: Includes 1 SilverStream Server and Designer Software licensed for either 5 or 10 concurrent users, 1 Sybase SQL Anywhere Server Software licensed for 10 concurrent users.

SilverStream Application Server: Includes 1 SilverStream Server licensed for use on one computer with the number of Processors indicated on the product packaging.
--------------------------------------------------------------------------------

This is a legal agreement (this "Agreement") between you (either an individual or an entity) and SilverStream Software, Inc. ("SilverStream") governing the use of the accompanying SilverStream Products (one or more of which his identified above) which may include certain software programs ("Software") and other written materials and "online" or electronic documentation ("Documentation").

BY INSTALLING THE SOFTWARE, YOU ACKNOWLEDGE, THAT YOU HAVE READ ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, UNDERSTAND THEM, AND AGREE TO BE BOUND BY THEM. YOU UNDERSTAND THAT, IF YOU PURCHASED THE SILVERSTREAM PRODUCT FROM AN AUTHORIZED RESELLER OF SILVERSTREAM, THAT RESELLER IS NOT SILVERSTREAM'S AGENT AND IS NOT AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTIES ON SILVERSTREAM'S BEHALF NOR TO VARY ANY OF THE TERMS OR CONDITIONS OF THIS AGREEMENT. IN ADDITION, YOU ACKNOWLEDGE THAT, UNLESS OTHERWISE AGREED BY THAT RESELLER IN WRITING OR PROHIBITED BY LAW, THE LIMITATIONS OF WARRANTIES AND LIABILITY SET FORTH IN THIS AGREEMENT ALSO APPLY TO AND BENEFIT THAT RESELLER.

IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT DO NOT INSTALL THE SOFTWARE. IN SUCH CASE PROMPTLY RETURN THE ENTIRE SILVERSTREAM PRODUCT(S), INCLUDING THE DOCUMENTATION, TO THE PLACE YOU OBTAINED THEM FOR A FULL REFUND.




Confidential                                                               1998

SILVERSTREAM INDEPENDENT SOFTWARE VENDORS (ISV) PARTNER PROGRAM OVERVIEW                                                     10/1/98

                     Program Benefits                                     SILVER ISV                          STERLING ISV
------------------------------------------------------------------------------------------------------------------------------------
                    FINANCIAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
1. PRODUCT PURCHASE OPTIONS
   ISV "authenticated" Master Disk for deployment                             No                      Yes, see discount schedule
   software purchases
------------------------------------------------------------------------------------------------------------------------------------
                BUSINESS DEVELOPMENT BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
1. SOFTWARE
   Access to Evaluation Software Pool (for customer                           NA                                   NA
   evaluations)
   Free "Not-For-Resale" Software (for internal use only)     Group Developer Pack - 5 (GDP-5):  Group Developer Pack - 10 (GDP-10):
                                                                       $[ * * * ] MSRP                      $[ * * * ] MSRP
   NFR Software Updates (with paid program renewal)                           Yes                                  Yes
   Automatic Inclusion in Beta Programs                                       No                                   Yes
   Additional NFR Software (for internal use only)             [ * * * ]% discount (purchased      [ * * * ]% discount (purchased
                                                                      from SilverStream)                   from SilverStream)
------------------------------------------------------------------------------------------------------------------------------------
2. SALES SUPPORT
   ISV Lead Referrals (as available)                                          No                                   Yes
   Joint Sales Presentations with SilverStream Field Sales                    No                                   Yes
   (in new as well as existing accounts)
------------------------------------------------------------------------------------------------------------------------------------
3. TECHNICAL SUPPORT
   Technical Support Level                                                  Level 2                              Level 2
   Free Support Incidents                                                     No                                5 annually
   Discount on Additional Support Incidents                                [ * * * ]%                           [ * * * ]%
   Access to private Support area of SilverStream Web Site                    Yes                                  Yes
   Access to private Partner newsgroup on SilverStream                        No                                   Yes
   Web Site
   Toll-Free Technical Support Hotline                                        No                                 Limited
------------------------------------------------------------------------------------------------------------------------------------
4. TRAINING
   Partner and Product Training
     -  SilverStream University Partner Training            $[ * * * ] for SE track, $[ * * * ]  $[ * * * ] for SE track, $[ * * * ]
                                                             for Application Engineering track    for Application Engineering track
     -  SilverStream Programming Fundamentals Course              At a SilverStream public             At a SilverStream public
                                                                       training center                      training center
   Access to private Training area of SilverStream                            No                                   Yes
   Web Site
------------------------------------------------------------------------------------------------------------------------------------
5. MARKETING SUPPORT
   Private Partner "Micro-Site" in conjunction with                           No                      Limited; at SilverStream's
                                                                                                                discretion
   SilverStream Web Site
   Market Development Funds (subject to advance approval)                     No                      Limited; at SilverStream's
                                                                                                                discretion
   Participation in Trade Shows (as available)                                No                      Limited; at SilverStream's
                                                                                                                discretion
   Access to SilverStream prospect database via bonded                        No                      Limited; at SilverStream's
   mailhouse (for mailings, etc.)                                                                               discretion
   Promotion of Partner Services to other SilverStream                        No                                   Yes
   Partners
   Discounts on CD-based SilverStream demos                                   No                                   Yes
   Free Product Literature                                                    No                   50 SilverStream product brochures
------------------------------------------------------------------------------------------------------------------------------------
                     OTHER BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
1. REFERENCE MATERIALS/COMMUNICATIONS
   SilverStream Partner Manual                                                Yes                                  Yes
   SilverStream Partner Electronic News Bulletins                             Yes                                  Yes
   Discounts to attend SilverStream User Conference                           No                                   Yes
   Free copy of Third-Party SilverStream Reference Books                      No                                   Yes
   (as available)
------------------------------------------------------------------------------------------------------------------------------------
2. INCENTIVE PROGRAMS
   Notification of special product bundles with                               No                                   Yes
   SilverStream Distributors and Co-Marketing Partners
   Participation in Partner Incentive Programs run by                         No                                   Yes
   SilverStream
   Leverage SilverStream Co-Marketing and Co-Selling                          No                                   Yes
   Partners
------------------------------------------------------------------------------------------------------------------------------------
3. AFFILIATION/IDENTIFICATION
   SilverStream On-Line Applications Catalog                                Listing                Listing + Profile + Sterling Logo
   (as appropriate)
   Use of SilverStream Partner logo (according to                             Yes                                  Yes
   published guidelines)
   SilverStream Partner Plaque                                                No                                   Yes
------------------------------------------------------------------------------------------------------------------------------------


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.


SILVERSTREAM INDEPENDENT SOFTWARE VENDORS (ISV) PARTNER PROGRAM OVERVIEW                                                     10/1/98

------------------------------------------------------------------------------------------------------------------------------------
                      EXHIBIT B
                Program Requirements                                     SILVER ISV                         STERLING ISV
------------------------------------------------------------------------------------------------------------------------------------
                GENERAL REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
1. BUSINESS FOCUS                                          Focus on Fortune 2000 and small        Focus on Fortune 1000 or selected
                                                           businesses                             verticals

------------------------------------------------------------------------------------------------------------------------------------
2. OTHER AFFILIATIONS / CERTIFICATIONS (RECOMMENDED)       Microsoft Site Builder Network,        Microsoft Site Builder Network,
                                                           Certified Professional                 Certified Professional
                                                           Netscape Worldwide Affiliate           Netscape Worldwide Affiliate,
                                                           Lotus Business Partner                 Solution Expert
                                                           (Member/Qualified Levels)              Lotus Business Partner
                                                           JavaSoft Developer                     (Premium Level)
                                                                                                  JavaSoft Developer
                                                                                                  Oracle Developer
                                                                                                  Powersoft PowerChannel
------------------------------------------------------------------------------------------------------------------------------------
             INFRASTRUCTURE REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
1. TRAINING (SILVERSTREAM CERTIFICATION AND AUTHORIZATION) Required:                              Required:
   Individuals become "Certified" by:                      SilverStream Programming Fundamentals  SilverStream Programming
     -  Attending appropriate training course(s)           Course                                 Fundamentals Course
     -  Submitting Certification application                 1 attendee                             2 attendees
     -  Passing Certification exam
   Partner organizations with the appropriate number of    SilverStream University Partner        SilverStream University Partner
   "Certified" individuals become "Authorized"             Training                               Training
   Partner must maintain appropriate number of               1 attendee, Application Engineering    1 attendee, Application
   Certifications in order to maintain Authorization           track                                  Engineering track

   Required number of Certified SilverStream Developers                         1                                  2
------------------------------------------------------------------------------------------------------------------------------------
2. TECHNICAL SUPPORT                                       First-line technical support for       First-line technical support for
                                                           developed applications                 developed applications
                                                                                                  Customer training for developed
                                                                                                  applications
------------------------------------------------------------------------------------------------------------------------------------
3. INTERNET E-MAIL ACCESS                                                   Required                            Required
------------------------------------------------------------------------------------------------------------------------------------
               ENROLLMENT REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
1. Enrollment                                                   Open enrollment; SilverStream        Open enrollment; SilverStream
                                                                     acceptance required                  acceptance required
------------------------------------------------------------------------------------------------------------------------------------
2. DOCUMENTATION
   Initial Enrollment                                      Completed SilverStream Partner         Completed SilverStream Partner
                                                           Application                            Application
                                                           Completed Credit Application           Completed Credit Application
                                                           Signed Partner Agreement               Signed Partner Agreement
                                                           (with appropriate Addenda)             (with appropriate Addenda)
                                                           Copy of State Tax Exemption            Copy of State Tax Exemption
                                                           Certificate                            Certificate
                                                                                                  3 Customer References
                                                                                                  Annual Sales/Business Plan

   Annual Renewal                                          Updated SilverStream Partner           Updated SilverStream Partner
                                                           Application                            Application
                                                                                                  Annual Sales/Business Plan
------------------------------------------------------------------------------------------------------------------------------------
3. FEES
   Initial Enrollment Fee                                                  $[ * * * ]                          $[ * * * ]
   Annual Renewal Fee                                                      $[ * * * ]                          $[ * * * ]
------------------------------------------------------------------------------------------------------------------------------------


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
SILVERSTREAM SOFTWARE
ISV PRICING
(ALL PRICES IN U.S. $)
--------------------------------------------------------------------------------
                                    EXHIBIT C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ISV POLICIES:

See ISV Contract for details.  Major provisions include:

  1. ISV must create "bundled product" which embeds Silverstream products, and cannot sell Silverstream products separately, nor as components

  2.  Specific ISV territory will be pre-defined as part of ISV Agreement

  3. ISV must pay a mutually-agreed upon, non refundable pre-paid royalty to Silverstream, plus $[***], to be forwarded by Silverstream to RSA

  4.  All ISV Agreements require:
         Monthly sales out reports and royalty payments

         Annual update assurance @ 15% of the most-recent pre-paid royalty amount, payable in advance

         A current Support Assurance contract (Level 2) during the entire term of the ISV contract

  5. Contract Term extension is available for ISVs meeting agreement terms (by mutual agreement)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                     ISV        MAXIMUM
  PRODUCT        PRODUCT         PRE-PAID       DISCOUNT       CONTRACT
 CATEGORY           CODE          ROYALTY       OFF MSRP           TERM
-----------------------------------------------------------------------

-----------------------------------------------------------------------

     ISV              NA        [ * * * ]      [ * * * ]        5 years

     ISV              NA        [ * * * ]      [ * * * ]         1 year

     ISV              NA        [ * * * ]      [ * * * ]         1 year

     ISV              NA        [ * * * ]      [ * * * ]         1 year



-----------------------------------------------------------------------
-----------------------------------------------------------------------


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

1. LICENSE GRANT. SilverStream and its suppliers hereby grant you a personal, non-exclusive, non-transferable license (the "License") to use the Software, and Documentation, all in accordance with the terms and conditions of this Agreement. SilverStream and its supplier retain title to all copyright, trademarks, trade names and other intellectual property rights, in the Software and Documentation. You are not granted any right, title, or interest in the Software, or Documentation, except the right to use them in accordance with this Agreement.

2. GENERAL USE LIMITATIONS. When operated, the Server Software included in SilverStream Product I (identified above) must be resident only on ONE SERVER computer and all sessions must run on the same one server computer. When operated, the Server Software included in SilverStream Products II and III (identified above) must be resident only on ONE SERVER computer. You may also make a copy of the Software for backup and archival purposes. You may use the Software included in SilverStream Products II and III in a multiple-user arrangement or remote access arrangement (limited by the number of concurrent sessions, or processors, as identified above, or on the product package, for each such Package). You may not rent or lease the Software but you may transfer the Software from one server computer to another provided the Software is in use on only one server computer at a time. The Software is "in use" on a server computer when it is loaded into temporary memory (i.e., RAM) or installed into the permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that server computer.

NOTE ON JAVA SUPPORT. The Software contains support for program written in Java. Java is not designed or intended for use in online control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. You acknowledge that you are not licensed to use the Software for such purposes and you warrant that you will not use the Software for such purposes.

3. COPYRIGHT. The Software is owned by SilverStream or its suppliers and is protected by United States and other applicable copyright law and international treaty provisions. Therefore, you may not copy (except as otherwise expressly permitted by this Agreement or by United States and other applicable copyright law) the Software and Documentation. Except as expressly permitted by this Agreement, you may not modify, adapt, translate, decompile, disassemble, or reverse engineer (except to the extent SilverStream is required by applicable law to allow you to reverse engineer the Software) the Software in any manner, you may not merge or embed the Software into any other computer program or work, and you may not create derivative works of the Software or the Documentation.

4. SPECIFIC RESTRICTIONS. You may not remove or alter, and you shall reproduce on any permitted copies, SilverStream's or its suppliers' copyright notices and other intellectual property rights notices included in the Software or Documentation.

If any Software or Documentation is acquired by or on behalf of a unit or agency of the United States Government, the government agrees that such Software or Documentation is "commercial computer software" or "commercial computer software documentation" and that, absent a written agreement to the contrary, the Government's rights with respect to such Software or Documentation are limited by the terms of this License Agreement, pursuant to FAR ss. 12.212(a) and its successors regulations and/or DFARS ss. 227.7202-1(a) and its successor regulations, as applicable.

5. TERM. The License is effective upon your acceptance of these terms and conditions by breaking the seal on the CD-ROM envelope and installing the Software indicating acceptance and will continue in effect until terminated either (a) by you, at any time by notifying SilverStream in writing, or (b) automatically, upon your failure to comply with any term or condition of this Agreement. You agree that, upon termination of this Agreement, you will promptly destroy or return to SilverStream all copies of the disk, the Documentation or the Software including copies made by or for you. You will purge or otherwise remove all electronic and magnetic copies of the Software and Documentation from any computer, storage medium, or other device on which the same may be stored or maintained.

6. SUPPORT SERVICES. SilverStream may provide you with support services related to the Software




Confidential                                                               1998

("Support Services") pursuant to a SilverStream Support Services Agreement. Any supplemental software code provided to you as part of the Support Services shall be considered part of the Software and subject to the terms and conditions of this Agreement.

7. LIMITATION OF WARRANTIES. You assume responsibility for the selection of the Software to achieve your intended results and for the installation and use of, and the results obtained from, the Software. Neither SilverStream nor any of its suppliers warrants that the functions or features contained in the Software will meet your requirements or that the operation of the Software will be uninterrupted or error free.

THE SOFTWARE AND MEDIA ARE BEING PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. SILVERSTREAM AND ITS SUPPLIERS HEREBY DISCLAIM ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES AS TO RIGHT OF THIRD PARTIES OR NON-INFRINGEMENT. Some jurisdiction do not allow the exclusion of implied warranties, so the above exclusion may not to you. This warranty gives you specific legal rights, and you may also have other rights which vary from jurisdiction to jurisdiction.

8. LIMITATION OF LIABILITY. To the maximum extent permitted by applicable law, in no event shall SILVERSTREAM OR ITS SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR EXEMPLARY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SILVERSTREAM OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In any case, SilverStream's entire liability under any provision of this Agreement shall be limited to the amount actually paid by you for the SilverStream Products, provided however, if you have entered into a SilverStream Support Services Agreement. SilverStream's entire liability regarding Support Services shall be governed by the terms of that agreement. Because some jurisdiction do not allow the exclusion or limitation of liability, the above limitations may not apply to you.

9. TAXES. You agree to be responsible for and to pay, and to reimburse SilverStream on request if SilverStream is required to pay, any sales, use, or other tax (excluding any tax that is based on SilverStream's net income), duty, or other charge of any kind or nature that is levied or imposed by any governmental authority on your purchase of the SilverStream Product, the License, or your use of the Software or Documentation.

10. EXPORT RESTRICTIONS. THIS LICENSE AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE SILVERSTREAM PRODUCT (OR COMPONENTS THEREOF) OR OF INFORMATION ABOUT THE SILVERSTREAM PRODUCT WHICH MAY BE IMPOSED FROM TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, YOU SHALL NOT EXPORT OR RE-EXPORT, DIRECTLY OR INDIRECTLY, ANY SILVERSTREAM PRODUCT (OR COMPONENT THEREOF) OR INFORMATION PERTAINING THERETO TO ANY COUNTRY TO WHICH SUCH EXPORT OR RE-EXPORT IS RESTRICTED OR PROHIBITED, OR AS TO WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR RE-EXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

11. GENERAL. This Agreement is the complete and exclusive statement of the agreement between SilverStream and you, and this Agreement supersedes any prior proposal, agreement, or communication, oral or written, pertaining to the subject matter of this Agreement. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and of the United States of America, excluding (i) its conflicts of law principles, and (ii) the United National Convention on Contracts for the International Sale of Goods. all questions concerning the terms and conditions of this Agreement should be directed to SilverStream in writing addressed to



Confidential                                                               1998

SilverStream Software, Inc., One Burlington Woods Drive, Burlington, MA 01803, United States.

All disputes arising out of or relating to this Agreement shall be finally settled by arbitration under the rules of commercial arbitration of the American Arbitration Association ("Rules"). Both parties shall bear equally the cost of the arbitration (exclusive of legal fees and expenses, all of which each party shall bear separately). All decisions of the arbitrator(s) shall be final and binding on both parties and enforceable in any court of competent jurisdiction. NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF A BREACH BY A PARTY OF ITS OBLIGATIONS HEREUNDER, THE NON-BREACHING PARTY MAY SEEK INJUNCTIVE OR OTHER EQUITABLE RELIEF IN ANY COURT OF COMPETENT JURISDICTION. YOU ACKNOWLEDGE THAT INFRINGEMENT OR UNAUTHORIZED COPYING WOULD CAUSE IRREPARABLE HARM TO SILVERSTREAM.




Confidential                                                               1998